UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 25, 2011
(Date of earliest event reported)

BigBand Networks, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware (State or other Jurisdictionof incorporation)	Commission File No.: 001-33355	04-3444278 (I.R.S. Employer Identification No.)

475 Broadway Street
Redwood City, California  94063
(Address of Principal Executive Offices, including zip code)

(650) 995-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

The information pursuant to Item 2.02 in this report on Form 8-K is being furnished as contemplated by General Instruction B(2) to Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On July 25, 2011, BigBand Networks, Inc. announced the results of its operations for the three months ended June 30, 2011. The complete release is attached to this report as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

            (d)        Exhibits

99.1	Press Release dated July 25, 2011 of BigBand Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGBAND NETWORKS, INC.

Date: July 25, 2011	By:	/s/ Ravi Narula
Ravi Narula
Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBITS

99.1	Press Release dated July 25, 2011 of BigBand Networks, Inc.